Exhibit 10.1    Second Amendment to Amended and Restated Credit Agreement

SEALY MATTRESS COMPANY

SEALY CORPORATION

SECOND AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of October 9, 2003 and entered into by and among Sealy Mattress Company, an Ohio corporation (“Company”), Sealy Corporation, a Delaware corporation (“Holdings”), Goldman Sachs Credit Partners L.P. (“GSCP”), as co-lead arranger and syndication agent (in such capacity, “Syndication Agent”), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF, JPMORGAN CHASE BANK, as administrative agent for Lenders, J.P. MORGAN SECURITIES INC., as co-lead arranger, FLEET NATIONAL BANK (“Fleet”), as co-documentation agent and WACHOVIA BANK, N.A., as a co-documentation agent, and is made with reference to (i) that certain Amended and Restated Credit Agreement dated as of November 8, 2002 (as amended, supplemented or otherwise modified to the date hereof, the “Credit Agreement”) and (ii) that certain AXEL Credit Agreement dated as of December 18, 1997 (as amended, supplemented or otherwise modified to the date hereof, the “AXEL Credit Agreement”; the AXEL Credit Agreement and the Credit Agreement are, collectively, the “Credit Agreements”), by and among Company, Holdings, certain Lenders, Syndication Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreements, as applicable, or in Section 1.1 hereof.

RECITALS

WHEREAS, Company, Holdings and the Lenders executing this Amendment desire to amend certain of the terms and provisions of the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.    AMENDMENTS TO THE CREDIT AGREEMENT

1.1    Amendments to Section 1: Definitions

Subsection 1.1 of the Credit Agreement is hereby amended by adding the following definitions, which shall be inserted in proper alphabetical order:

“October 2003 Amendment” means that certain Second Amendment to Amended and Restated Credit Agreement dated as of October 9, 2003 by and among Company, Holdings, Subsidiary Guarantors and the Lenders party thereto.

“October 2003 Amendment Effective Date” means the “October 2003 Amendment Effective Date” as defined in the October 2003 Amendment.

1.2    Amendments to Section 7: Holdings’ and Company’s Negative Covenants

(a) Clause (xvii) of subsection 7.3 is hereby amended by inserting the reference “7.5(vii)” immediately prior to the reference “7.7(xi)” therein.

(b) Clause (ii) of subsection 7.5 is hereby amended by inserting a subclause “(I)” immediately after “(y)” therein and inserting a new subclause (II) immediately following the language “in respect of the Junior Subordinated Seller Notes” and immediately prior to the language “in accordance with terms of” as follows:

“and (II) so long as no Event of Default or Potential Event of Default has occurred and is continuing or would be caused thereby, Restricted Junior Payments to Holdings to the extent required for Holdings to make, and Holdings may make, regularly scheduled payments of interest in respect of the Junior Subordinated Seller Notes; provided such payments made pursuant to this clause (ii)(y)(II) shall in no event exceed in the aggregate $5,000,000 per annum, in each case of subclauses (I) and (II)”.

(c) Clause (vii) of subsection 7.5 is hereby amended by inserting a clause “(a)” immediately prior to the language “any Existing Subordinated Notes not tendered” therein and inserting the following language prior to the “,”at the end thereof:

“and (b) Junior Subordinated Seller Notes in an aggregate amount not to exceed $25,000,000; provided, however, after giving effect to any such transaction, the Company shall have no less than an aggregate $50,000,000 in (I) Cash or Cash Equivalents plus (II) the aggregate Revolving Loan Commitments less the sum of (1) the aggregate principal amount of outstanding Revolving Loans plus (2) the Letter of Credit Usage”.

1.3    Consents to Amendments

Each undersigned Lender hereby consents to the amendments to the Credit Agreement set forth in this Amendment.

SECTION 2.    CONDITIONS TO EFFECTIVENESS

Anything herein to the contrary notwithstanding, Section 1 of this Amendment shall become effective only upon the prior or concurrent satisfaction or waiver of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “October 2003 Amendment Effective Date”):

(i) On or before the October 2003 Amendment Effective Date, each of Company and Holdings shall have delivered to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the October 2003 Amendment Effective Date:

(a) A certificate of its corporate secretary or an assistant secretary to the effect that (i) there have been no amendments to its Certificate of Incorporation or Bylaws after the Effective Date (as defined in the Credit Agreement) (or, in lieu thereof, certified copies of any such amendments), (ii) the execution and delivery of this Amendment and the performance of the Credit Agreement as amended by this Amendment, and the other Loan Documents have been duly authorized by all necessary corporate action, (iii) the Resolutions of its Board of Directors delivered on the Effective Date are in full force and effect without modification or amendment, and (iv) there have been no changes after the Effective Date in the incumbency of its officers (or, in lieu thereof, a certificate of signatures and incumbency for the officers executing this Amendment and any related documents); and

(b) This Amendment, executed by Holdings, Company, Credit Support Parties and Requisite Lenders under the Credit Agreement.

(ii) So long as Requisite Lenders under the Credit Agreement shall have executed this Amendment, Administrative Agent shall have received from Company, for distribution to each Lender that has executed and delivered this Amendment on or prior to 5:00 p.m. (New York City time) on October 9, 2003, an amendment fee in an amount equal to 0.125% of the total Loans and Commitments of each Lender under the Credit Agreement, as well as payment for all reasonable fees, expenses and disbursements, including, without limitation, those incurred by Skadden, Arps, Slate, Meagher & Flom LLP through the October 2003 Amendment Effective Date to the extent such fees are invoiced prior to the October 2003 Amendment Effective Date.

SECTION 3.    COMPANY’S REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender under the Credit Agreement that the following statements are true, correct and complete:

3.1    Incorporation of Representations and Warranties From Credit Agreements.

On and as of the date hereof and the October 2003 Amendment Effective Date, the representations and warranties contained in subsections 5.1A, 5.2A, 5.2B, 5.2C and 5.2D of the Credit Agreement are and will be true, correct and complete with respect to this Amendment and the Credit Agreement as amended by this Amendment (as so amended, the “Amended Agreement”) as if this Amendment and the Amended Agreement were “Loan Documents” referred to in such representations and warranties, and with the foregoing modifications such representations and warranties are incorporated herein by this reference; and the representations and warranties contained in Section 5 of the Credit Agreement and Section 4 of the AXEL Credit Agreement are and will be true, correct and complete in all material respects on and as of the October 2003 Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

3.2    Absence of Default.

No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default under the Credit Agreement.

SECTION 4.    ACKNOWLEDGMENT AND CONSENT

Each of Company, Holdings and the Persons indicated as Subsidiary Guarantors on the signature pages hereof (each individually a “Credit Support Party” and collectively, the “Credit Support Parties”) hereby acknowledges and agrees that each Loan Document to which it is a party is in full force and effect and shall not be limited or impaired in any manner by the effectiveness of this Amendment and the transactions contemplated hereby.

Section 5.    MISCELLANEOUS

5.1    Reference to and Effect on the Credit Agreements and the Other Loan Documents.

(i) On and after the October 2003 Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other applicable Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the applicable Amended Agreement.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents relating thereto shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein or therein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents relating thereto.

5.2    Fees and Expenses.    Company acknowledges that all reasonable costs, fees and expenses incurred by Agents and their counsel that are due and payable pursuant to Section 2(ii) hereto shall be for the account of Company.

5.3    Headings.    Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

5.4    Applicable Law.    THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.5    Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than Section 1 hereof) shall become effective with respect to the Credit Agreement upon (A) the execution of counterparts hereof by (1) Requisite Lenders (as defined in the Credit Agreement), (2) Company and (3) Holdings and the other Credit Support Parties, and (B) receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SEALY MATTRESS COMPANY

By:
Name:
Title:

SEALY CORPORATION

By:
Name:
Title:

SUBSIDIARY GUARANTORS:

SEALY MATTRESS COMPANY OF PUERTO RICO

OHIO-SEALY MATTRESS MANUFACTURING CO. INC.

OHIO-SEALY MATTRESS MANUFACTURING CO.

SEALY MATTRESS COMPANY OF MICHIGAN, INC.

SEALY MATTRESS COMPANY OF KANSAS CITY, INC.

SEALY OF MARYLAND AND VIRGINIA, INC.

SEALY MATTRESS COMPANY OF ILLINOIS

A. BRANDWEIN & CO.

SEALY MATTRESS COMPANY OF ALBANY, INC.

SEALY OF MINNESOTA, INC.

SEALY MATTRESS COMPANY OF MEMPHIS

THE OHIO MATTRESS COMPANY LICENSING AND COMPONENTS GROUP

SEALY MATTRESS MANUFACTURING COMPANY, INC.

SEALY, INC.

NORTH AMERICAN BEDDING COMPANY

MATTRESS HOLDINGS INTERNATIONAL, LLC

SEALY TECHNOLOGY LLC

SEALY-KOREA, INC.

SEALY REAL ESTATE, INC.

SEALY TEXAS MANAGEMENT, INC.

SEALY TEXAS HOLDINGS LLC

SEALY TEXAS L.P.

By:
Name:
Title:

AGENTS AND LENDERS:

GOLDMAN SACHS CREDIT PARTNERS L.P., individually and as Syndication Agent

By:
Authorized Signatory

JPMORGAN CHASE BANK, individually and as Administrative Agent

By:
Name:
Title:

FLEET NATIONAL BANK, individually and as Co-Documentation Agent

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Co-Documentation Agent

By:
Name:
Title:

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